LEASE (Net investment in direct financing leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
NET INVESTMENT IN DIRECT FINANCING LEASES
Total minimum lease payments to be received	$ 9,842	¥ 68,520	¥ 83,079
Initial direct cost	(890)	(6,196)	(10,464)
Net investment in direct finance leases	8,952	62,324	72,615
Current	5,062	35,240	29,638
Non-current	3,890	27,084	42,977
Total	$ 8,952	¥ 62,324	¥ 72,615